UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 2, 2021 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 8.01. Other Events.

On February 2, 2021, Madison Gas and Electric Company (MGE), Alliant Energy, and Wisconsin Public Service (WPS) today announced their plans to retire the approximately 1,100-megawatt (MW) coal-fired Columbia Energy Center near Portage, Wisconsin. Together the co-owners intend to retire Unit 1 by the end of 2023 and Unit 2 by the end of 2024. Final timing and retirement dates for Units 1 and 2 are subject to PSCW and regional regulatory reviews, including approval of replacement energy and capacity resources. MGE has a 19% ownership interest in Columbia.

MGE issued a press release on February 2, 2021, announcing the plan regarding Columbia. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains forward-looking statements that reflect management’s current assumptions and estimates -- especially as they relate to regulatory and other reviews and approvals and plant unit retirement dates. These forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “plan,” “will,” “project” and other similar words generally identify forward-looking statements. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied.

The factors that could cause actual results to differ materially from the forward-looking statements made by us include the factors described in this report and the following sections of our 2019 annual report on Form 10-K: Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; as those sections are updated by the following sections of our September 30, 2020 quarterly report on Form 10-Q: Part II, Item 1A. Risk Factors and Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

You are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. We undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date as of which any forward-looking is made, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release of Madison Gas and Electric Company, issued on February 2, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: February 2, 2021	/s/ Tamara J. Johnson
Tamara J. Johnson Vice President - Accounting and Controller

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